Commitments	3 Months Ended
Jul. 31, 2025
Commitments [Abstract]
COMMITMENTS
12.
COMMITMENTS

The share purchase agreement related to the acquisition of MindWalk BV includes contingent earnout payments based on 20% of the adjusted EBITDA of MindWalk BV, as defined in the share purchase agreement, over a 7-year period ending April 30, 2029, which shall not exceed in total €12.0 million. The Company has determined these payments relate to post-acquisition services because they are contingent on the employment of two key employees and will be expensed in the period earned.

As of July 31, 2025, the Company has not incurred any related earnout payments and the unpaid commitment related to the MindWalk BV earnout is €12.0 million.